UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                           Proxy Statement Pursuant to
                              Section 14(a) of the
                           Securities Exchange Act of
                             1934 (Amendment No.__)

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                AKID CORPORATION
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                AKID CORPORATION
                               43 West 33rd Street
                               New York, NY 10001

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

A special meeting of the stockholders of Akid Corporation ("Akid") will be held on _______ __, 2005, at 10:00 a.m., at the offices of Akid, located at 43 West 33rd Street, New York, NY 10001, for the following purposes:

      1. To act on a proposal to change Akid's state of incorporation from Colorado to Nevada by the merger of Akid with and into a newly incorporated subsidiary.

      2. To authorize a change in the name of Akid to Mazal Plant Pharmaceuticals, Inc., a Nevada corporation.

      3. To authorize an increase in authorized common stock from 20,000,000 shares to 100,000,000 shares.

      4.    To authorize a class of 1,000,000 shares of preferred stock.

      5. To transact such other business as may properly be brought before a special meeting of the stockholders of Akid or any adjournment thereof.

Only stockholders of record at the close of business on _______ __, 2005 are entitled to notice of and to vote at the meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages. Please review it carefully. We hope you will attend the meeting. If you do not plan to attend, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors,

Mechael Kanovsky
Chief Executive Officer

_______ __, 2005

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.


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                                 PROXY STATEMENT

GENERAL

Solicitation of Proxies. This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, no par value (the "Common Stock"), of Akid, a Colorado corporation ("Akid"), commencing on or about _______ __, 2005, in connection with the solicitation of proxies by the Board of Directors of Akid (the "Board") for use at the special meeting of the stockholders of Akid (the "Meeting") to be held at the offices of the offices of Akid, located at 43 West 33rd Street, New York, NY 10001, on _______ __, 2005 at 10:00 A.M.

Vote Required for Approval. The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum at the Meeting. Under Colorado Law, any stockholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. A majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is required to approve each proposal. Any shares not voted at the Special Meeting, whether due to abstentions or broker non-votes, will have the same effect as a vote against each proposal.

Voting Your Proxy. Proxies in the form enclosed are solicited by the Board for use at the Meeting. Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. All properly executed proxies received prior to or at the Meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted (1) for the change of Akid's state of incorporation from Colorado to Nevada, (2) to authorize a change in the name of Akid to Mazal Plant Pharmaceuticals, Inc., (3) to authorize an increase in authorized common stock from 20,000,000 shares to 100,000,000 shares, and (4) to authorize a class of 1,000,000 shares of preferred stock. The proxy may be revoked by a properly executed writing of the stockholder delivered to Akid's Chief Executive Officer before the Meeting or by the stockholders at the Meeting before it is voted, by submitting a later-dated proxy or by attending the special meeting and voting your shares in person.

Record Date. The Board fixed the close of business on _________ __, 2005 as the record date for determining the stockholders of Akid entitled to notice of and to vote at the Meeting.

Outstanding Shares. On the record date, there were 20,000,000 shares of Common Stock outstanding and entitled to vote.

Cost of Solicitation. We will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our company may solicit proxies by telephone, facsimile or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Common Stock.

Dissenter's Right. Stockholders are entitled to dissenter's rights as to the proposal to change Akid's state of incorporation from Colorado to Nevada.

                                 PROPOSAL NO. 1
                   APPROVAL OF REINCORPORATION OF THE COMPANY

QUESTIONS AND ANSWERS

The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Akid in Nevada ("Reincorporation"). These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as its appendices and the documents incorporated by reference in this Proxy Statement.

Q: Why is Akid reincorporating in Nevada?

A: We believe that the Reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. Nevada has developed a flexible body of corporate law that is responsive to the needs of modern business. Nevada has taken affirmative steps to encourage corporations to establish themselves in the state of Nevada, including reduced filing fees and corporate taxes, expedited filing procedures and flexible policies. The Board believes that the advantages offered by the corporate laws of Nevada will make Akid a more manageable corporation for accomplishing its business activities.

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Q:  What are the principal features of the Reincorporation?

A: The Reincorporation will be accomplished by a merger of Akid with and into our wholly owned subsidiary which will be called Mazal Plant Pharmaceuticals, Inc., a Nevada corporation (the "Nevada Mazal"). One new share of the Nevada Mazal common stock will be issued for each share of our Common Stock held by our stockholders on the record date for the Reincorporation. The shares of Akid will cease to trade on the Over-The-Counter Bulletin Board market. The shares of the Nevada Mazal will begin trading in their place beginning on or about the effective date of the Reincorporation under a new CUSIP number and a new trading symbol which has not yet been assigned. Options and warrants to purchase Common Stock of Akid will also be exchanged or exchangeable for similar securities issued by the Nevada Mazal without adjustment as to the number of shares issuable or the exercise price.

Q:  How will the Reincorporation affect my ownership of Akid?

A: After the effective date of the Reincorporation and the exchange of your stock certificates, you will own the same number of shares and the same class as you held immediately before the Reincorporation.

Q: How will the Reincorporation affect the owners, officers, directors and employees of Akid?

A: Our officers, directors and employees will become the officers, directors and employees of the Nevada Mazal after the effective date of the Reincorporation.

Q:  How will the Reincorporation affect the business of Akid?

A: Akid will cease to exist on the effective date of the merger of Akid into the Nevada Mazal; following the merger, the assets and liabilities of the Nevada Mazal will consist solely of the assets and liabilities of Akid. The Nevada subsidiary has no assets or liabilities and no previous operating history - it has been formed for the sole purpose of changing the domicile of Akid. If the Reincorporation is not approved, Akid will continue to exist and will continue to have its current assets and liabilities.

Q:  How do I exchange certificates of Akid for certificates of the Nevada Mazal?

A: If the Reincorporation is approved by the stockholders, promptly after the effective date of the Reincorporation, you should receive a letter of transmittal and instructions for use in surrendering certificates representing your shares. Upon the surrender of each certificate formerly representing Common Stock, together with a properly completed letter of transmittal, such stock certificate shall be cancelled; upon such cancellation, each shareholder participating in the exchange will receive shares of Mazal common stock in exchange for their shares of common stock of Akid. We will issue new share certificates representing the shares in the Nevada Mazal. Until so surrendered and exchanged, each Akid stock certificate shall represent solely the right to receive shares in the Nevada Mazal, the Nevada company established for purposes of effectuating the merger. The newly formed Nevada company has no prior operating history, and, therefore, no prior trading market; however, we expect that the the Nevada Mazal common shares will be able to trade on the OTCBB at or about the effective date of the Reincorporation.

Q:  What happens if I do not surrender my certificates of Akid?

A: You are not required to surrender certificates representing shares of Akid to receive shares of the Nevada Mazal. All shares of Akid outstanding after the effective date of the Reincorporation continue to be valid. Until you receive shares of the Nevada Mazal you are entitled to receive notice of or vote at stockholder meetings or receive dividends or other distributions on the shares of Akid. However, if the Reincorporation is approved by the shareholders, the merger certificate will be filed and Akid, the Colorado corporation, will cease to exist. In such event, Akid will cease to trade on the OTCBB and there will be no trading market for the Akid stock certificates.

Even if you do not surrender your Akid certificates, you still have appraisal rights if you do not vote for the Reincorporation provided you follow properly your dissenter and appraisal rights as described below under "Dissenters' Rights".

Q:  What if I have lost Akid certificates?

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A: If you have lost your Akid certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:


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

            Manhattan Transfer Registrar Company
            P.O. Box 756
            Miller Place, NY 11764
            Telephone: (631) 928-7655
            Facsimile: (631) 928-6171

Q:  Can I require Akid to purchase my stock?

A: Yes. Under the Colorado Business Corporation Act, you are entitled to appraisal and purchase of your stock as a result of the Reincorporation if you dissent to the Reincorporation.

Q:  Who will pay the costs of Reincorporation?

A: Akid will pay all of the costs of Reincorporation in Nevada, including distributing this Proxy Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our Common Stock. We do not anticipate contracting for other services in connection with the Reincorporation. Each stockholder must pay the costs of exchanging their certificates for new certificates.

Q:  Will I have to pay taxes on the new certificates?

A: We believe that the Reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of the Nevada Mazal that you had in our Common Stock. No gain or loss will be recognized to the holders of capital stock of Akid upon receipt of the Nevada Mazal stock pursuant to the reincorporation, and no gain or loss will be recognized by the company. Akid has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

Q: What effect does the Reincorporation have on the price volatility and liquidity of the shares of Akid?

A: We cannot predict what effect the Reincorporation will have on our market price prevailing from time to time or the liquidity of our shares.

Q: What happens if the shareholders vote for the Reincorporation but do not vote to approve the proposed changes to the Articles of Incorporation of Akid?

A: If the shareholders vote for the merger but do not vote to approve the change in the name of the company, the increase in the authorized share capital or the authorization of the preferred shares, then Akid will become a Nevada corporation with the Articles which are currently in effect.

Q: What happens if the shareholders do not vote for the Reincorporation but approve the proposed changes to the Articles of Akid?

A: If the shareholders do not vote to reincorporate the company in Nevada but desire to maintain the existence of the company in Colorado, the Board will file the applicable amendments to the Articles of Akid in Colorado to approve the specific change(s) approved by the shareholders. For example, if the shareholders vote to change the name of Akid to "Mazal Plant Pharmaceuticals, Inc.", then an amendment will be filed to the Articles of Akid in Colorado to change the name of the company to such name.

BACKGROUND

Akid was organized under the laws of the State of Colorado on April 9, 1998. Akid's only activity prior to June 6, 2005 had been attempts to locate and negotiate with a business entity for the merger of that target company into our Company. Its operations consisted solely of seeking merger or acquisition candidates, and Akid had no business operations or revenues.

Akid was an insignificant participant among the firms which engaged in the acquisition of business opportunities. There were many established venture capital and financial concerns which had significantly greater financial and personnel resources and technical expertise than Akid. In view of Akid's limited financial resources and limited management availability, Akid may have been at a competitive disadvantage compared to Akid's competitors.

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On June 6, 2005, Akid underwent a change in control and substantially shifted the focus of its business. On June 6, 2005, a majority of Akid's common stock was acquired by Advanced Plant Pharmaceuticals, Inc., a Delaware corporation, pursuant to the Share Exchange Agreement, dated May 2005, among Advanced Plant Pharmaceuticals, Inc., Akid, and James B. Wiegand, who was a principal of Akid at the time (the "Share Exchange Agreement"). Pursuant to the Share Exchange Agreement, Akid agreed to issue to Advanced Plant Pharmaceuticals, Inc. 20,000,000 shares of Akid's common stock. In exchange, Advanced Plant Pharmaceuticals, Inc. transferred to Akid its 7,000,000 shares of the common stock of Mazal Plant Pharmaceuticals, Inc., a Delaware corporation (the "Delaware Mazal"), which represented 68.5% of the issued and outstanding shares of the Delaware Mazal. For accounting purposes, such transaction is characterized as a reverse merger between Akid and the Delaware Mazal.

Because Akid's authorized common stock was not sufficient for it to issue 20,000,000 shares to Advanced Plant Pharmaceuticals, Inc., Akid agreed to amend its Articles of Incorporation after the closing of the Share Exchange Agreement for the purpose of increasing its authorized common stock. Akid issued to Advanced Plant Pharmaceuticals, Inc. 10,500,000 shares following the closing of the Share Exchange Agreement, and it will issue the remaining 9,500,000 shares immediately after the effective date of the amendment to its Articles of Incorporation. Following the closing of the Share Exchange Agreement, Advanced Plant Pharmaceuticals, Inc. holds a majority of the issued and outstanding common shares of Akid, and Akid holds a majority of the issued and outstanding common shares of the Delaware Mazal.

James B. Wiegand, who had been serving as the sole director and officer of Akid prior to June 6, 2005, resigned from his positions with Akid on such date. On June 6, 2005, Mechael Kanovsky was elected to serve as director and as Chief Executive Officer and Sam Berkowitz was elected to serve as Secretary.

Since such change in control, Akid, through the Delaware Mazal, engages in the development, manufacture, and distribution of plant-based pharmaceutical drugs for the treatment of various human illnesses.

Principal Products and their Markets

Akid's only product currently under development is MAHDL, a plant based drug whose purpose is the reduction of levels of cholesterol in the bloodstream and the prevention of cardiovascular diseases associated with high cholesterol levels. Akid is also considering developing plant-based drugs for the treatment of diabetes and Alzheimer's disease. In addition, Akid intends to develop the capabilities necessary to become a world supplier of pharmaceutical-grade medicinal plants for the neutraceutical, homeopathic, and plant pharmaceutical markets.

MAHDL is a drug consisting of caplets containing various combinations of herbs. In order to understand how MAHDL works, it is important to understand that cholesterol levels can be improved by either directly lowering bloodstream levels of low-density lipoprotein, also known as "LDL" or "bad" cholesterol, or by raising bloodstream levels of high-density lipoprotein, also known as "HDL" or "good" cholesterol. HDL extracts cholesterol particles from the cholesterol deposits attached to arterial walls and transports them to the liver, where they are disposed of by the body. HDL also interferes with the accumulation of LDL cholesterol deposits on the arterial walls. The risk of atherosclerosis and heart attacks in both men and women is strongly related to HDL levels. High HDL levels are associated with a lower risk. The lowering of levels of triglycerides in the bloodstream also has a positive effect on cholesterol levels. It is our hope that our MAHDL drug lowers cholesterol levels by improving the human body's metabolic processes that naturally lower cholesterol levels by both increasing HDL cholesterol levels and lowering triglyceride levels in the body.

There is a large potential market for a safe and effective treatment for elevated cholesterol levels. Cardiovascular diseases are among the leading causes of death worldwide, and high blood cholesterol (Hypercholesterolemia) is one of the major risk factors for heart disease. Elevated cholesterol, especially LDL, in the bloodstream collects on the walls of the arteries and causes the flow of blood to the heart to be blocked.

Distribution Methods of the Products

Akid is currently searching for opportunities to enter into a joint venture with a major pharmaceutical distribution company that already has the resources and capabilities required to distribute our products throughout the United States and internationally. Specifically, Akid is looking for a joint venturer who will provide the following services:

      o     Complete the development of MAHDL;

      o Submit the required documentation to the Food and Drug Administration and secure approval for MAHDL;

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      o     Support MAHDL with pre-launch, launch and ongoing marketing and support activities commensurate with the sales potential; and

      o Dedicate and manage a sales force of sufficient numbers to maximize the international market potential for MAHDL

Such joint venturer can be either a branded pharmaceutical company (perhaps one with a drug whose patent rights are running out shortly) or, alternatively, one of the major pharmaceutical generic manufacturers looking for its own brand.

Competition

Currently, the most widely used drugs that reduce elevated LDL is a group of drugs known as Statins. Statins include atorvastatin (Lipitor), rosuvastatin (Crestor), simvastatin (Zocor), and pravastatin (Pravachol). However, Akid believes that it may have a competitive advantage over Statins because Statins have significant side effects, including abdominal pain, muscle inflammation and liver abnormalities. In addition, although these drugs lower LDL levels significantly, they do not appreciably affect HDL or triglyceride levels.

Niacin is the most widely used drug that is used for the purpose of raising HDL levels. However, up to 88% of patients experience flushing or hot flashes as a side effect of Niacin, and there are other side effects as well. Fibrates such as Lopid are successful in lowering triglycerides.

In addition, there are legions of natural dietary supplements sold as nutraceuticals that claim to lower cholesterol. These over-the-counter supplements range from fish oil (omega-3 fatty acids) to garlic, and from circumin (turmeric) and guggul (gum resin) to Chlorella (microalgae), cinnamon, calcium citrate, and pantethine (vitamin B-6), amongst others. The clinical effects of these dietary supplements are controversial, and for the most part are undocumented and unproven.

Sources and Availability of Raw Materials; Names of Principal Suppliers

Active pharmaceutical ingredients and other materials and supplies that we use in our operations are generally available and purchased from many different foreign and domestic suppliers. Additionally, we maintain sufficient raw materials inventory and are developing the capability to farm many of the plants we use as raw materials. However, there is no guarantee that we will always have timely and sufficient access to a critical raw material or finished product. A prolonged interruption in the supply of a single-sourced active ingredient or finished product could cause our financial position and results of operations to be materially adversely affected.

Intellectual Property

We have secured a U.S. patent in a version of MAHDL known as Drug Formulation 1. Such patent will expire in 2013. In March 2005, we filed a U.S. patent application for another version of MAHDL, and such application is still pending. There can be no assurance that the pending patent application will result in issued patents, that patents, trademarks or trade names issued to us will not be challenged or circumvented by competitors, or that such patents, trademarks or trade names will be found to be valid or sufficiently broad to protect our proprietary technology or to provide us with a competitive advantage.

Governmental Regulation

Our product is subject to regulation under extensive governmental regulation, including the Federal Food, Drug, and Cosmetic Act, as amended, the Public Health Service Act, also as amended, as well as other federal, state, and local statutes and regulations. These laws, and similar laws outside the U.S., govern the clinical and non-clinical testing, manufacture, safety, effectiveness, approval, labeling, distribution, sale, import, export, storage, record keeping, reporting, advertising and promotion of our products, if approved. Violations of regulatory requirements at any stage may result in various adverse consequences, including regulatory delay in approving or refusal to approve a product, enforcement actions, including withdrawal of approval, labeling restrictions, seizure of products, fines, injunctions and/or civil or criminal penalties. Any product that we develop must receive all relevant regulatory approvals or clearances before it may be marketed.

The regulatory process, which includes extensive pre-clinical testing and clinical trials of each clinical candidate to study its safety and efficacy, is uncertain, takes many years and requires the expenditure of substantial resources. We cannot assure you that the clinical trials of our product candidates under development will demonstrate the safety and efficacy of those product candidates to the extent necessary to obtain regulatory approval.

Food and Drug Administration

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Our product is subject to regulation by the Food and Drug Administration (the
"FDA") and other authorities. The activities required by the FDA before a product such as MAHDL may be marketed in the United States are generally performed in the following sequential steps:

         1. Pre-clinical testing. This includes laboratory testing of our products in animals to determine safety, efficacy and potential toxicity. Pre-clinical studies must be conducted by laboratories that comply with FDA regulations regarding good laboratory practice.

         2. Submission to the FDA of an investigational new drug application ("IND"). The results of pre-clinical studies, together with manufacturing information, analytical data and proposed clinical trial protocols, are submitted to the FDA as part of an IND, which must become effective before the clinical trials can begin. Once the IND is filed, the FDA has 30 days to review it. The IND will automatically become effective 30 days after the FDA receives it, unless the FDA indicates prior to the end of the 30-day period that the proposed protocol raises concerns that must be resolved to the FDA's satisfaction before the trials may proceed. If the FDA raises concerns, we may be unable to resolve the proposed protocol to the FDA's approval in a timely fashion, if at all.

         3. Completion of clinical trials. Human clinical trials are necessary to seek approval for a new drug or biologic and typically involve a three-phase process. In phase I, small clinical trials are generally conducted to determine the safety of the product. In phase II, clinical trials are generally conducted to assess safety, acceptable dose, and gain preliminary evidence of the efficacy of the product. In phase III, clinical trials are generally conducted to provide sufficient data for the statistically valid proof of safety and efficacy. Clinical trials must be conducted according to good clinical practices under protocols that detail the trial's objectives, inclusion and exclusion criteria, the parameters to be used to monitor safety and the efficacy criteria to be evaluated, and informed consent must be obtained from all study subjects. Each protocol must be submitted to the FDA as part of the IND. The FDA may impose a clinical hold on an ongoing clinical trial if, for example, safety concerns arise, in which case the study cannot recommence without FDA authorization under terms sanctioned by the agency. In addition, before a clinical trial can be initiated, each clinical site or hospital administering the product must have the protocol reviewed and approved by an independent institutional review board ("IRB"). The independent IRB will consider, among other things, ethical factors and the safety of human subjects. The independent IRB may require changes in a protocol, which may delay initiation or completion of a study. Phase I, Phase II or Phase III clinical trials may not be completed successfully within any specific period of time, if at all, with respect to any of our potential products. Furthermore, we, the FDA or an independent IRB may suspend a clinical trial at any time for various reasons, including a finding that the healthy individuals or the patients are being exposed to an unacceptable health risk.

         4. Submission to the FDA of a New Drug Application ("NDA"). After completion of clinical studies for a biologics product, a New Drug Application ("NDA") is submitted to the FDA for product marketing approval. No action can be taken to market any new drug or biologic product in the United States until the FDA has approved an appropriate marketing application.

         5. FDA review and approval of the NDA before the product is commercially sold or shipped. The results of pre-clinical studies and clinical trials and manufacturing information are submitted to the FDA in the form of an NDA for approval of the manufacture, marketing and commercial shipment of the product. The FDA may take a number of actions after the NDA is filed, including but not limited to, denying the NDA if applicable regulatory criteria are not satisfied, requiring additional clinical testing or information; or requiring post-market testing and surveillance to monitor the safety or efficacy of the product. Adverse events that are reported after marketing approval can result in additional limitations being placed on the product's use and, potentially, withdrawal of the product from the market. Any adverse event, either before or after marketing approval, can result in product liability claims against us.

An IND filed with the FDA with respect to MAHDL is presently effective. MAHDL has been approved by the FDA for Phase I and Phase II clinical trials. Akid estimates that Phase II clinical trials will take about 8 months to complete at a cost of approximately $1,000,000.

Medicaid and Medicare

Medicaid, Medicare and other reimbursement legislation or programs govern reimbursement levels and require all pharmaceutical manufacturers to rebate a percentage of their revenues arising from Medicaid-reimbursed drug sales to individual states.

Environment

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We believe that our operations comply in all material respects with applicable laws and regulations concerning the environment. While it is impossible to predict accurately the future costs associated with environmental compliance and potential remediation activities, compliance with environmental laws is not expected to require significant capital expenditures and has not had, and is not expected to have, a material adverse effect on our earnings or competitive position.

Product Liability

The sale of pharmaceutical products can expose the manufacturer of such products to product liability claims by consumers. A product liability claim, if successful and in excess of our insurance coverage, if any, could have a material adverse effect on our financial condition.

Employees

Akid has three full-time employees and three part-time employees.

Properties

Akid currently leases office space of approximately 2,500 square feet located at 43 West 33rd Street, New York, NY 10001 at a monthly rate of $750 pursuant to a one-year sublease from Advanced Plant Pharmaceuticals, Inc., Akid's majority shareholder. Akid also leases office space of approximately 3,000 feet at Beit Offer Building, 5 Nahum Hefzadi Street, Jerusalem, Israel pursuant to a one-year lease having a monthly rate of $1,200. Prior to June 6, 2005, Akid used office space in the home of its then President.

Legal Proceedings

To date, Akid is not involved in any pending litigation, nor is Akid aware of any pending or contemplated proceedings against it. Akid knows of no legal proceedings pending or threatened, or judgments entered against any of its directors or officers in their capacity as such.

Management's Discussion and Analysis or Plan of Operation

Forward-Looking Statements

This Proxy Statement contains forward-looking information. Forward-looking information includes statements relating to future actions, prospective products, future performance or results of current or anticipated products, sales and marketing efforts, costs and expenses, interest rates, outcome of contingencies, financial condition, results of operations, liquidity, business strategies, cost savings, objectives of management of Akid and other matters. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking information to encourage companies to provide prospective information about themselves without fear of litigation so long as that information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. Forward-looking information may be included in this Proxy Statement or may be incorporated by reference from other documents filed with the Securities and Exchange Commission (the "SEC") by Akid. You can find many of these statements by looking for words including, for example, "believes," "expects," "anticipates," "estimates" or similar expressions in this Proxy Statement or in documents incorporated by reference in this Proxy Statement. Akid undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events.

Akid has based the forward-looking statements relating to Akid's operations on management's current expectations, estimates and projections about Akid and the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In particular, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, Akid's actual results may differ materially from those contemplated by these forward-looking statements. Any differences could result from a variety of factors, including, but not limited to general economic and business conditions, competition, and other factors.

Plan of Operation.

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From the date of incorporation of the Delaware Mazal, May 18, 2004, through
December 31, 2004, the Delaware Mazal had no operating revenues. Going forward, the Company intends to engage in the development and sale of plant-based pharmaceutical drugs through the Delaware Mazal.

Financial Condition and Results of Operation.

The Delaware Mazal had no operating revenues from May 18, 2004 through December 31, 2004. Total expenses during such period were $13,778. Such expenses consisted primarily of salaries.

Liquidity and Capital Resources

We currently do not have sufficient resources to finance our operations. We need to raise additional capital, and are currently attempting to raise funds through the issuance of shares. Although we are confident that we will be able to raise the capital necessary to fund our operations for the next 12 months, there is no assurance that we will be able to obtain such financing in sufficient amounts or on acceptable terms when needed, which could adversely affect our operating results and prospects.

REASONS FOR THE REINCORPORATION

We believe that Reincorporation in Nevada will give Akid a greater measure of flexibility and simplicity in corporate governance than is available under Colorado law. The State of Nevada is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to that proposed by Akid. Consequently, the Nevada judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Nevada Law. Nevada corporate law, accordingly, has been and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to Akid's corporate legal affairs. For these reasons, the Board believes that Akid's business and affairs can be conducted more advantageously if Akid is able to operate under Nevada Law.

PRINCIPAL FEATURES OF THE REINCORPORATION

The Reincorporation will be effected by the merger of Akid with and into the Nevada Mazal, a newly formed Nevada corporation pursuant to an agreement and plan of merger (the "Plan of Merger"). The Nevada Mazal will be a wholly-owned subsidiary of Akid, incorporated under the Nevada Revised Statutes (the "Nevada Law") for the sole purpose of effectuating the Reincorporation. The Nevada Mazal will have no operations and no assets or liabilities prior to the merger. If the Plan of Merger is approved, all the assets and liabilities of Akid will become the assets and liabilities of the Nevada Mazal. The Reincorporation will become effective upon the filing of the requisite merger documents in Nevada and Colorado, which filings will occur upon the approval of Akid's stockholders to the Reincorporation, or as soon as practicable thereafter (the "Effective Date"). This summary does not include all of the provisions of the Plan of Merger, a copy of which is attached hereto as Appendix B.

On the Effective Date of the Reincorporation, (i) any fractional shares of the Nevada Mazal common stock that a holder of shares of Akid Common Stock would otherwise be entitled to receive upon exchange of such holder's Akid Common Stock will be canceled with the holder thereof being entitled to receive one whole share of the Nevada Mazal common stock, and (ii) each outstanding share of Akid Common Stock held by Akid shall be retired and canceled and shall resume the status of authorized and unissued Nevada Mazal common stock.

 The Articles of Incorporation of the Nevada Mazal will be different from the Articles of Incorporation of Akid. Accordingly, an affirmative vote for the Plan of Merger does not necessarily represent a vote for the adoption by the shareholders of the Articles and the Nevada Mazal. Since the adoption of the Articles of the Nevada Mazal are separate actions distinct from the vote on the Plan of Merger, each of these differences between the Articles of Akid from the Articles of the Nevada Mazal are presented as separate proposals to be voted on at the Special Meeting. The vote for the Reincorporation is separate from the vote for the amendments to the Articles of Incorporation. Because of the differences between the Articles of Incorporation of Akid and the laws of the State of Colorado which govern Akid, and the Articles of Incorporation of the Nevada Mazal and the laws of the State of Nevada which govern the Nevada Mazal, your rights as stockholders will be affected by the Reincorporation. See the information under "Significant Changes in Akid's Charter" and "Comparative Rights of Stockholders under Colorado and Nevada Law" for a summary of the differences between the Articles of Incorporation of Akid and the laws of the State of Colorado and the Articles of Incorporation of the Nevada Mazal and the laws of the State of Nevada.

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The new board of directors will consist of those persons presently serving on the board of directors of Akid. The individuals who will serve as executive officers of the Nevada Mazal are those who currently serve as executive officers of Akid. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Nevada - Officers and Directors."

Akid's business operations will continue at the offices located at 43 West 33rd Street, New York, NY 10001.

ABANDONMENT

Pursuant to the terms of the Plan of Merger, the merger may be abandoned by the boards of directors of Akid and the Nevada Mazal at any time prior to the Effective Date. In addition, the Board of Akid may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the stockholders of Akid, alter or change the amount or kind of the Nevada Mazal common stock to be received in exchange for or on conversion of all or any of Akid Common Stock, alter or change any term of the Articles of Incorporation of the Nevada Mazal (the "Mazal Articles") or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of Akid Common Stock. The Board has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation. Approval by stockholders of the Reincorporation will constitute approval of the Plan of Merger, but not necessarily the adoption of the Articles of Incorporation of the Nevada Mazal. Each of the differences between the Articles of Akid and those of the Nevada Mazal must be affirmatively adopted by the shareholders at the Special Meeting.

CORPORATE NAME

Immediately following the merger, the Nevada Mazal will be the surviving corporation and its name will be Mazal Plant Pharmaceuticals, Inc.

MATERIAL TAX CONSEQUENCES FOR STOCKHOLDERS

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder. This summary does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The Reincorporation is intended to qualify as a tax-free reorganization under
Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by Akid or the stockholders as a result of the exchange of shares of Akid Common Stock for shares of the Nevada Mazal common stock upon consummation of the transaction. The Reincorporation and change of each share of Akid's Common Stock into one share of the Nevada Mazal common stock will be a tax-free transaction, and the holding period and tax basis of Common Stock will be carried over to the the Nevada Mazal common stock received in exchange therefor.

Because of the complexity of the capital gains and loss provisions of the Code and because of the uniqueness of each individual's capital gain or loss situation, stockholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

ACCOUNTING TREATMENT OF THE REINCORPORATION

For U.S. accounting purposes, the Reincorporation of our company from a Colorado corporation to a Nevada corporation represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost, in accordance with the guidance for transactions between entities under common control in Statement of Financial Accounting Standards No. 141, Business Combinations. The historical comparative figures of Akid will be those of the Nevada Mazal.

PRICE VOLATILITY

We cannot predict what effect the Reincorporation will have on our market price prevailing from time to time or the liquidity of our shares.

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SECURITIES ACT CONSEQUENCES

Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended, a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of the Nevada Mazal will not be required.

APPRAISAL RIGHTS

Stockholders are entitled to dissenter's rights of appraisal as to the Reincorporation if they dissent thereto. See "Dissenters' Rights."

SIGNIFICANT CHANGES IN AKID'S CHARTER TO BE IMPLEMENTED IF THE SHAREHOLDERS APPROVE THE CHANGES TO THE ARTICLES

Akid was incorporated under the laws of the State of Colorado and the Nevada Mazal was incorporated under the laws of the State of Nevada. Upon the Reincorporation, the stockholders of Akid will become stockholders of the Nevada Mazal. Their rights as stockholders will be governed by Title 7, Chapter 78 of the Nevada Law.

If the shareholders approve the changes described in this proxy regarding the Articles of Incorporation of the Nevada Mazal, the Articles of Incorporation of Akid will no longer be applicable. There are significant differences between some of the provisions of the Articles of Akid as compared to some of the provisions of the Articles of the Nevada Mazal. The other proposals to be voted upon at the Special Meeting relate to these differences and are further explained in the other proposals contained in this Proxy.

COMPARATIVE RIGHTS OF STOCKHOLDERS UNDER COLORADO AND NEVADA LAW

The Nevada General Corporation Law (the "Nevada Code") differs from the Colorado Business Corporation Act (the "Colorado Code") in certain respects. It is impractical to describe all such differences, but the following is a summary description of the more significant differences. This summary description is qualified in its entirety by reference to the Nevada Code and the Colorado Code.

Voting Rights With Respect To Extraordinary Corporate Transactions

            Nevada. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, no vote of shareholders of the corporation surviving a merger is necessary if: (i) the merger does not amend or alter, in any way the articles of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger; (iii) no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger along with the conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger; and,
(iv) the number of participating shares outstanding immediately before the merger, plus the number of participating shares issuable as a result of the merger, either by conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

            Colorado. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation requires the approval of a majority of shareholders (unless the articles of incorporation, the bylaws or a resolution of the board of directors requires a greater number) holding issued shares of the corporation. No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed;
(ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (iii) none of the entities is a nonprofit corporation; and, (iv) the shareholders of the surviving corporation immediately prior to the merger own at least 80% of the of the value of all interest of the surviving entity immediately after the merger; and are entitled to cast votes or right to consent equal to 80% of all shareholder votes immediately after the merger.

Shareholders Consent Without A Meeting

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

            Nevada. Unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders, may be taken without a meeting, without prior notice and without a vote, by the written consent of shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted.

            Colorado. Unless otherwise provided in the articles of incorporation, action requiring the vote of the shareholders may be taken without a meeting if all the shareholders entitled to vote consent to take the action in writing. However, no action taken shall become effective until the corporation receives writings that describe and consent to the action being taken. Any such action taken shall have the same effect of any action taken at a meeting of shareholders.

Dividends

            Nevada. Distributions under the Nevada Code mean (1) the direct or indirect transfer of corporate property or cash to shareholders, or (2) the incurrence of indebtedness by the corporation to or for the benefit of its shareholders. A distribution may be made in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares. However, no distribution shall be made if following said distribution: (i) the corporation would be unable to pay its debts; (ii) the distribution would leave the corporation with assets less than the sum of total liabilities.

            Colorado. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual, course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

Anti-Takeover Statutes

            Nevada. Except under certain circumstances, Nevada law prohibits a "combination" between corporations and "interested shareholder" within three years of the shareholder becoming an "interested shareholder." An "interested shareholder," as defined under the Nevada Code is a person that directly or indirectly, controls 10% or more of the outstanding voting stock, or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years. A "combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 5% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, disposition of assets having an aggregate market value equal to 5% or more of the market value of all the outstanding shares of the corporation, or said assets represent 10% or more of the earning power or net income of the corporation. Additionally, certain other transactions that would increase the interested shareholders' proportionate share under the Nevada Code, such business combinations between a corporation and an interested shareholder are prohibited.

The following are considered to be authorized combinations, generally corporations may not engage in any combination with an interested shareholder of the resident domestic corporation after the expiration of 3 years after his date of acquiring shares, unless (1) a the combination is approved by the board of directors of the corporation before the interested shareholder's date of acquiring shares, the purchase of shares made by the interested stockholder on that date had been approved by the board of directors before that date, or (2) a combination approved by vote of the holders of stock representing a majority of the outstanding shares, not beneficially owned by the interested shareholder proposing the combination, or any affiliate or associate of the interested shareholder proposing the combination, at a meeting called for that purpose no earlier than three years after the interested shareholder's date of acquiring shares.

            Colorado. The Colorado Code does not provide guidance regarding anti-takeover provisions.

Quorum of Directors

            Nevada. Unless a greater or lesser number is required for a quorum by the articles of incorporation or bylaws a majority of the directors then in office, at a meeting duly assembled shall constitute a quorum.

            Colorado. A quorum of the board of directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. The corporations bylaws may authorize quorum to consist of a majority of the number of directors fixed, or no fewer than a majority of the number of directors fixed, or if no fixed number than no fewer than a majority of the number of directors in office immediately prior to the beginning of the meeting.

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

Derivative Suits

            Nevada. A person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity the efforts of the plaintiff(s) to secure the desired action from the board of directors or from the shareholders if necessary and the reasons for plaintiff(s) failure to secure such action or the reasons for not making the effort to secure such action. The action may not be maintained if the plaintiff(s) do not fairly and adequately represent the interests of the shareholders similarly situated.

            Colorado. A person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity (i) the demand made on the board of directors and that either the demand was refused or ignored by the board of directors, or (ii) if no demand was made on the board of directors, why the person did not make the demand. The action may not be maintained if the plaintiff(s) do not fairly and adequately represent the interests of the shareholders similarly situated.

Special Meetings of Shareholders

            Nevada. Unless otherwise provided in the articles of incorporation or bylaws only the president or any two or more directors, acting in concert may call for a special meeting. Unless otherwise specified by the articles of incorporation or bylaws the special meeting need not be held in the state of incorporation, and notice of any meeting must be sent to shareholders indicating the purpose(s) for the meeting, the location the meeting will be held and notice must be signed by a officer or other person so authorized to sign on behalf of the corporation within the articles of incorporation or bylaws. Notice of said meeting must be given no less than 10 days prior to, or no more than 60 days from the date scheduled for the meeting.

            Colorado. A special meeting of shareholders shall be held by the corporation, if called by the board of directors, the person or persons authorized by the bylaws to call a special meeting, or written demands from the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called, unless otherwise specified by the articles of incorporation or bylaws the special meeting need not be held within the state of incorporation, however if there be no place specified in the articles of incorporation or bylaws the meeting shall be held at the corporation's principal place of business.

Amendments to Charter

            Nevada. Amendments to the articles of incorporation require that the board of directors adopt a resolution setting forth the proposed amendment and the purpose(s) of such, declare the amendments advisability, and call for a general or special meeting, all shareholders are entitled to vote for the consideration of the proposed amendment. At the meeting held for said purpose and upon a canvassing of the shareholders, if it appears that the majority will affirm the amendment the company's secretary shall file the with the secretary of state a certificate setting forth the amendment. However, if the amendment proposes to change any preference or any relative or other right given to any class of security, then the amendment must be approved by the vote of the majority of the shareholders of each class of shares affected by the amendment regardless of the limitations or restrictions on the voting power of said classes of stock.

            Colorado. Unless, otherwise provided in the articles of incorporation the board of directors may, under very limited circumstances, amend the articles without shareholder approval, otherwise the board of directors or the holders of shares representing at least 10% of the all votes entitled to be cast may propose an amendment to the articles of incorporation. The board of directors shall either recommend to the shareholders the adoption of the board proposed amendment or recommend against or in favor of any proposed shareholder amendment, the amendment shall be duly voted upon and adopted by an affirmative vote by a majority of shareholders.

Notice, Adjournment and Place of Stockholders' Meetings

            Nevada. The Nevada Code requires that notice of shareholders' meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. If the meeting is to be postponed for a period of more than 60 days, the corporation shall be required to fix a new record date and new notice must be sent to all shareholders of record as of that date.

            Colorado. The Colorado Code require that notice of shareholders' meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. If the meeting is moved to more than 120 days from the originally scheduled date the corporation shall be required to fix a new record date and new notice must be sent to all shareholders of record as of that date.

Directors

            Nevada. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum is present.

            Colorado. A majority of the number of directors constitutes a quorum for the transaction of business.

Election and Removal of Directors

            Nevada. Directors shall hold office for the terms specified in the bylaws and until their successors have been elected as provided in said bylaws. Any director, or the entire Board, may be removed at a meeting expressly called for that purpose, a director may be removed by a vote of a majority of the outstanding shares of the Company. Vacancies on the board shall be filled only by a majority of the directors then in office, although less than a quorum.

            Colorado. Any director, or the entire Board, may be removed for cause by a vote of the shareholders or by action of the board, directors may be removed without cause only by vote of the stockholders. Vacancies on the board occurring by reason of the removal of director without cause shall be filled only by a majority of the directors then in office, although less than a quorum. Vacancy on the board occurring by reason of the removal of a director without cause shall be filled only by a vote of shareholders.

Transactions With Officers and Directors

            Nevada. Under the Nevada Code, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if: (i) financial interest is known to the board of directors or committee, and the board or committee approves, authorizes or ratifies the contract in good faith by a majority vote of the remaining directors without counting the interested director(s) vote; (ii) the material facts are disclosed to the shareholders, and they approve or ratify the transaction in good faith by a majority vote of all shareholders eligible to vote, including the interested directors or officers votes; or (iii) the contract is fair to the corporation at the time it is entered into. Board or committee approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing the presence or absence of a quorum.

            Colorado. Under the Colorado Code, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if: (i) material facts are known to the board of directors or committee, and the board or committee approves, authorizes or ratifies the contract in good faith by a sufficient vote without counting the interested director(s) vote; (ii) the financial interest is known to the shareholders, and they approve or ratify the transaction in good faith by a majority vote of all shareholders eligible to vote, including the interested directors or officers votes; (iii) the fact that the financial interest is unknown to the interested officer or director at the time of approval: or (iv) the contract is fair to the corporation at the time it is entered into. Board or committee approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing the presence or absence of a quorum.

Limitation on Liability of Directors; Indemnification of Officers and Directors

            Nevada. Nevada law provides that a corporation may adopt in its bylaws provisions eliminating or limiting the personal liability of an officer or director from any threatened civil, criminal, administrative or investigative action if adjudicated not liable for a knowing breach of fiduciary duty, fraud or other intentional misconduct or acted in good faith in the best interest of the corporation, or that, with respect to a criminal action had no reasonable cause to believe that the conduct was unlawful.

            Colorado. The Colorado Code provides the authority to limit liability against any director of the corporation made party to a proceeding because of their status as a director if: (i) the person acted in good faith;
(ii) the person reasonably believed they were acting in their official capacity in the best interest of the corporation, or if not in their official capacity the conduct was not opposed to the best interest of the corporation and in the case of any criminal proceeding the person had no cause to believe the conduct was wrongful. However, a corporation may not limit liability under the following situations: (i) wherein a director is adjudicated liable to the corporation;
(ii) wherein a director is found to have derived an improper personal benefit form the course of action, whether or not acting in within their official capacity or not. Colorado Code provides that the indemnification provided must be limited to reasonable expenses incurred in connection with the proceedings.

The Colorado Code requires that, unless limited by the articles of incorporation, a corporation shall indemnify any director, who because of his or her position as director became a party to a proceeding wherein they prevailed on the merits or otherwise, against reasonable expenses incurred in connection with the proceedings.

DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION

Stockholders of Akid will have dissenters' rights under Colorado law as a result of the proposed Reincorporation. Stockholders who oppose the Reincorporation will have the right to receive payment for the value of their shares as set forth in Sections 17-113-101 et seq. of the Colorado Code. A copy of these sections is attached hereto as Appendix C to this Proxy Statement. The material requirements for a stockholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any stockholder wishing to assert such rights.

We have furnished to shareholders in this Proxy Statement information with respect to the Reincorporation Proposal in order to enable shareholders to evaluate the Reincorporation Proposal and to determine whether or not to exercise dissenter's rights. A shareholder may assert these rights only if the shareholder (a) sends, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and (b) not vote his or her shares in favor of the proposed corporate action. A shareholder who demands payment in accordance with this method retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed merger and has only the right to receive payment for the shares after the effective date of such corporate action.

Within ten days after the merger under the reincorporation is accomplished, we will send a dissenters' notice to all shareholders who are entitled to demand payment, notifying them that:

            (a) The corporate action was authorized and stating the effective date or proposed effective date of the corporate action;

            (b) An address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

            (c) Information to holders of un-certificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

            (d) Supplying a form for demanding payment, which shall request an address for payment; and

            (e) Set the date by which we must receive the payment demand and certificates for certificated shares.

Dissenting shareholders must respond to our notice and comply with the Colorado Business Corporation Act as describe above in order to receive payment for their shares.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF EXERCISING DISSENTER'S RIGHTS

The following is a summary of important U.S. tax considerations of exercising dissenter's rights. It addresses only Stockholders who exercise dissenter's rights. It does not purport to be complete and does not address Stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the our common stock as part of a straddle, hedge, or conversion transaction, stockholders who hold our common stock as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their common stock pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of exercising dissenter's rights.

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This discussion of certain material U.S. federal income tax considerations is not tax advice. You are urged to consult your own tax advisor with respect to the particular U.S. federal income tax consequences to you of exercising dissenter's rights, including any special considerations related to your particular situation, as well as the applicability and effect of any state, local, foreign or other tax laws and changes in any applicable tax laws.

For U.S. stockholders, exercising dissenter's rights will result in capital gain or loss with respect to our capital stock, measured by the difference between the U.S. stockholder's tax basis in our capital stock exchanged and the amount of cash received in the merger. If a U.S. stockholder acquired our capital stock by purchase, the U.S. stockholder's adjusted tax basis in our capital stock will generally equal the amount the U.S. stockholder paid for the stock, less any returns of capital that the U.S. stockholder might have received with regard to the stock. In the case of a U.S. stockholder that holds multiple blocks of our capital stock (i.e., our capital stock acquired separately at different times and/or prices), gain or loss must be calculated and accounted for separately for each block.

OUR RECOMMENDATION TO SHAREHOLDERS

Taking into consideration all of the factors and reasons for the Reincorporation set forth above and elsewhere in this Proxy Statement, the Board has approved the Reincorporation and recommends that stockholders of Akid vote FOR approval of the Reincorporation and Plan of Merger. IN THE EVENT THAT THIS PROPOSAL NO. 1 IS APPROVED BUT PROPOSALS NUMBERED 2 THROUGH 4 REGARDING THE CHANGES IN THE COMPANY'S ARTICLES ARE NOT APPROVED, THE BOARD OF AKID WILL NOT CONTINUE WITH THE PLAN OF MERGER AND AKID WILL REMAIN A COLORADO CORPORATION.

                                 PROPOSAL NO. 2
             CHANGE IN THE COMPANY'S NAME FROM "AKID CORPORATION" TO
                       "MAZAL PLANT PHARMACEUTICALS, INC."

The Board is asking the shareholders to authorize a change in the name of the company from its current name to "Mazal Plant Pharmaceuticals, Inc." As previously reported on Akid's Form 8-K filed with the Securities and Exchange Commission on June 9, 2005, Akid consummated a Share Exchange Agreement (the "Share Exchange Agreement") with Advanced Plant Pharmaceutical, Inc., a Delaware corporation ("APPI"), on June 6, 2005. Pursuant to the Share Exchange Agreement, among other things, Akid acquired the majority of the common stock of Mazal Plant Pharmaceuticals, Inc., a Delaware corporation (the "Delaware Mazal"). Since it is the intention of Akid to engage in and conduct the business operations of the Delaware Mazal, the Board has determined that the name of the company should be changed to reflect such operations.

OUR RECOMMENDATION TO SHAREHOLDERS

The Board has approved the change in the name of Akid to "Mazal Plant Pharmaceutical, Inc." and recommends that stockholders of Akid vote FOR approval of the change in the name of Akid. IN THE EVENT THAT THIS PROPOSAL NO. 2 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE REINCORPORATION OF AKID FROM COLORADO TO NEVADA IS NOT APPROVED, THE BOARD OF AKID WILL FILE AN AMENDMENT TO THE ARTICLES OF AKID IN COLORADO SIMILAR TO THE ATTACHED APPENDIX D TO CHANGE THE NAME OF THE COMPANY.

                                 PROPOSAL NO. 3
           INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

As of the record date, the authorized capital of Akid, on the record date, consisted of 20,000,000 shares of Common Stock, no par value. Akid has reserved for issuance a total of 32,950,000 shares of Common Stock. Although the issuance of such shares has been authorized by Akid, not all of them have been issued because Akid does not have sufficient authorized shares to enable their issuance. The authorized capital of the Nevada Mazal, which will be the authorized capital of Akid if so approved by the shareholders, consists of 100,000,000 shares of common stock, no par value and 1,000,000 shares of preferred stock, no par value (the "Mazal Preferred Stock"). The increase in the number of authorized shares of common stock is necessary for Akid to fulfill its obligations to investors and employees entitled to shares of Akid's common stock. The approval of this proposal will not affect total stockholder equity but will increase the authorized capitalization of Akid.

Pursuant to the Share Exchange Agreement, Akid acquired from APPI its entire ownership interest in 7,000,000 shares of the common stock of the Delaware Mazal, which represents 68.5% of the issued and outstanding shares of the Delaware Mazal. In exchange, Akid agreed to issue to APPI 20,000,000 shares (the "Exchange Shares") of Akid's common stock. Following the consummation of such share exchange, APPI holds a majority of the issued and outstanding common shares of Akid, and Akid holds a majority of the issued and outstanding common shares of the Delaware Mazal. Because Akid's authorized common stock is not sufficient for it to issue the Exchange Shares, Akid agreed to amend its Articles of Incorporation after the closing, for the purpose of increasing its authorized common stock. Akid agreed to issue to APPI 17,500,000 of the Exchange Shares at the closing, and to issue the remaining 2,500,000 of the Exchange Shares immediately after the effective date of the increase in its authorized common stock. As of the date hereof, Akid has issued only 10,500,000 of the Exchange Shares. Accordingly, Akid will be required to issue additional shares of stock to enable it to meet its obligations under the Share Exchange Agreement. You are encouraged to review our report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2005, which discusses more thoroughly the terms of the Share Exchange Agreement, which report is available through EDGAR at www.sec.gov and is incorporated herein by reference.

On August 1, 2005, Akid authorized the issuance of 600,000 shares of its common stock to Dr. Mechael Kanovsky, the Chief Executive Officer and a director of Akid, in consideration for his services rendered to the Delaware Mazal, a subsidiary of Akid.

On August 1, 2005, Akid authorized the issuance of 1,800,000 shares of its common stock to Sam Berkowitz, the Secretary of Akid, in consideration for his services rendered to the Delaware Mazal, a subsidiary of Akid.

On August 1, 2005, Akid authorized the issuance to Chaim J. Lieberman of 1,800,000 shares of its common stock in consideration for his services rendered to the Delaware Mazal, a subsidiary of Akid.

On August 1, 2005, Akid authorized the issuance to David Lieberman of 1,800,000 shares of its common stock in consideration for his services rendered to the Delaware Mazal, a subsidiary of Akid.

Other than as described above, Akid has no present arrangements, agreements or understandings for the use of the additional shares proposed to be authorized.

The additional shares of Common Stock for which authorization is sought would be a part of the existing class of the Nevada Mazal common stock and, if and when issued, would have the same rights and privileges as the currently outstanding shares of Common Stock. Current stockholders do not have preemptive rights under Akid's Certificate of Incorporation, and will not have such rights with respect to these additional authorized shares of Common Stock. When the Board elects to issue additional shares of Common Stock, such issuance will have a dilutive effect on the voting power and percentage ownership of Akid, and an adverse effect on the market price of the common stock and the continuation of the current management of Akid.

The Board further believes that it is in Akid's best interests to increase the number of authorized shares of Common Stock in order to provide Akid with the flexibility to issue Common Stock without further action by Akid's stockholders (unless required by law or regulation) for such other corporate purposes as the Board may deem advisable. These purposes may include, among other things, the sale of shares to obtain additional capital funds, the purchase of property, the use of additional shares for various equity compensation and other employee benefit plans of Akid or of acquired companies, the acquisition of other companies, and other bona fide purposes.

OUR RECOMMENDATION TO SHAREHOLDERS

The Board has approved the change in the Articles of Akid from having 20,000,000 shares of common stock authorized to the change in the Articles of the Nevada Mazal providing for 100,000,000 shares of common stock authorized and recommends that shareholders of Akid vote FOR approval of the increase in the number of authorized shares of common stock. IN THE EVENT THAT THIS PROPOSAL NO. 3 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE REINCORPORATION OF AKID FROM COLORADO TO NEVADA IS NOT APPROVED, THE BOARD OF AKID WILL FILE AN AMENDMENT TO THE ARTICLES OF AKID IN COLORADO SIMILAR TO THE ATTACHED APPENDIX D TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY.

                                 PROPOSAL NO. 4
                    ADOPTION OF "BLANK CHECK" PREFERRED STOCK

The current Articles of Akid authorize the company to issue 5,000,000 non-voting preferred stock. The Board has determined that having "blank check" Preferred Stock including, without limitation, voting rights, would facilitate corporate financing and other plans of Akid, which are intended to foster its growth and flexibility. The Board believes that the Preferred Stock may assist Akid in achieving its business objectives by making financing easier to obtain. Under the terms of the Preferred Stock, the Board would be empowered, with no need for further stockholder approval, to issue Preferred Stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board. That is the reason the Preferred Stock is referred to as "blank check preferred stock". The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in Akid's capital structure than currently exists. The Board will be permitted to issue Mazal Preferred Stock from time to time for any proper corporate purpose including acquisitions of other businesses or properties and the raising of additional capital. Shares of Mazal Preferred Stock could be issued publicly or privately, in one or more series, and each series of Mazal Preferred Stock could rank senior to the Common Stock of Akid with respect to dividends and liquidation rights. There are no present plans, understandings or agreements for, and Akid is not engaged in any negotiations that will involve, the issuance of Mazal Preferred Stock.

Even though not intended by the Board, the possible overall effect of the existence of Mazal Preferred Stock on the holders of Akid Common Stock may include the dilution of their ownership interests in Akid, the continuation of the current management of Akid, prevention of mergers with or business combinations by Akid and the discouragement of possible tender offers for shares of Common Stock.

Upon the conversion into Common Stock of shares of Mazal Preferred Stock issued with conversion rights, if any, the Common Stock holders' voting power and percentage ownership of Akid would be diluted and such issuances could have an adverse effect on the market price of the Common Stock. Additionally, the issuance of shares of Mazal Preferred Stock with certain rights, preferences and privileges senior to those held by the Common Stock could diminish the Common Stock holders' rights to receive dividends if declared by the Board and to receive payments upon the liquidation of Akid.

If shares of Mazal Preferred Stock are issued, approval by holders of such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by Akid. These factors could discourage attempts to purchase control of Akid even if such change in control may be beneficial to the Common Stock holders. Moreover, the issuance of Mazal Preferred Stock having general voting rights together with the Common Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to stockholders generally.

If shares of Mazal Preferred Stock are issued with conversion rights, the attractiveness of Akid to a potential tender offeror for the Common Stock may be diminished. The purchase of the additional shares of Common Stock or Mazal Preferred Stock necessary to gain control of Akid may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the Common Stock holders.

The ability of the Board, without any additional stockholder approval, to issue shares of Mazal Preferred Stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. The amendment is not presently intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices and the Board currently has no present intention of proposing anti-takeover measures in the near future. In addition, any such issuance of Mazal Preferred Stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

The Board believes that the financial flexibility offered by the Mazal Preferred Stock outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire Akid to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the stockholders' interests. It is also the Board's view that the existence of Mazal Preferred Stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of Akid and which is in the interests of its stockholders.

OUR RECOMMENDATION TO SHAREHOLDERS

Taking into consideration all of the factors and reasons set forth above for the change in the Articles of Akid from having authorization to issue 5,000,000 non-voting preferred shares of common stock to the change in the Articles of the Nevada Mazal providing for the authorization of blank check preferred shares, the Board recommends that shareholders of Akid vote FOR approval of the authorization provided in the Articles of the Nevada Mazal to issue up to 1,000,000 shares of preferred stock. IN THE EVENT THAT THIS PROPOSAL NO. 4 IS APPROVED BUT PROPOSAL NUMBER 1 REGARDING THE REINCORPORATION OF AKID FROM COLORADO TO NEVADA IS NOT APPROVED, THE BOARD OF AKID WILL FILE AN AMENDMENT TO THE ARTICLES OF AKID IN COLORADO SIMILAR TO THE ATTACHED APPENDIX D TO AUTHORIZE THE COMPANY TO ISSUE PREFERRED STOCK.

                             OFFICERS AND DIRECTORS

Upon the Effective Date the present officers and directors of Akid will continue to be the officers and directors of the Nevada Mazal. This will result in the following persons serving in the following capacities until the first annual meeting after the specified number of years and until their respective successors are elected and qualified:

 Name                         Age                 Positions and Offices
 ----                         ---                 ---------------------

 Dr. Mechael Kanovsky         43                  Chief Executive Officer and
 Director

 Sam Berkowitz                53                  Secretary

Each director and executive officer holds office until the next annual meeting of shareholders or until his successor has been duly elected and qualified. The following is a brief account of each director's and executive officer's education and business experience of during the past five years, and any other directorships held in reporting companies. There are no family relationships among the persons described below.

Dr. Mechael Kanovsky is the President and a director of Amazon Biotech, Inc. He obtained his Ph.D. in Molecular Biology from Mount Sinai School of Medicine, New York. Dr. Kanovsky worked as a research scientist with the Department of Pathology at the Brooklyn VA Hospital and at State University of New York. Dr. Kanovsky previously was a consultant for Marantech Corp. assisting in developing a cancer screening test.

Mr. Sam Berkowitz has been the general and operating manager of Advanced Plant Pharmaceuticals, Inc., a Delaware corporation, since 1996. Mr. Berkowitz obtained his Bachelor of Arts Degree from Yeshiva University, New York. He is not a director or officer in any other reporting company.

Until the change in control of Akid on June 6, 2005, Akid's sole director and officer was James B. Wiegand. Mr. Wiegand resigned as a result of the change in control of Akid and not because of any disagreement with Akid.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of August 18, 2005, the number of shares of Common Stock beneficially owned by (i) each person or entity known to Akid to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of Akid; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 32,950,000 shares of Common Stock which Akid has authorized for issuance. Although the issuance of such shares has been authorized by Akid, not all of them have been issued because Akid does not have sufficient authorized shares to enable their issuance. Unless otherwise indicated in the notes to the table below, the shares marked with an asterisk below have not been issued. The shares will be issued after Akid files an amendment to its Certificate of Incorporation sufficiently increasing its authorized shares of common stock. Unless otherwise indicated, the business address of each such person is c/o Akid Corporation, 43 West 33rd Street, New York, NY 10001.

Officers, Directors, 5% Stockholders                  No. of Shares        Beneficial Ownership
------------------------------------                  -------------        --------------------
Advanced Plant Pharmaceuticals, Inc.                  20,000,000(1)        60.7%
Malcolm Jennings                                      3,800,000            11.5%
Sam Berkowitz                                         1,800,000(2)         5.5%
Mechael Kanovksy                                      600,000(3)           1.8%
Chaim J. Lieberman                                    1,800,000(4)         5.5%
David Lieberman                                       1,800,000(5)         5.5%
All directors and executive officers as a group (2    2,400,000            7.3%
persons)

(1) Pursuant to the Share Exchange Agreement, dated June 6, 2005, among Akid, Advanced Plant Pharmaceuticals, Inc., and James Wiegand, Advanced Plant Pharmaceuticals, Inc. is entitled to a total of 20,000,000 shares of the common stock of Akid as consideration for its sale to Akid of its 7,000,000 shares of the Delaware Mazal. Because Akid's authorized common stock was not sufficient for it to issue the 20,000,000 shares, Akid agreed to amend its Articles of Incorporation after the closing of the Share Exchange Agreement for the purpose of increasing its authorized common stock. Akid issued to Advanced Plant Pharmaceuticals, Inc. 10,500,000 shares on July 6, 2005, and it will issue the remaining 9,500,000 shares after Akid sufficiently increasing its authorized shares of common stock.
(2) Mr. Berkowitz is entitled to receive 1,800,000 shares of the common stock of Akid pursuant to the Employment Agreement, dated December 10, 2004, as amended on August 1, 2005, among Mr. Berkowitz, Akid, and the Delaware Mazal, a subsidiary of Akid, as compensation for his services rendered to the Delaware Mazal.
(3) Dr. Kanovsky is entitled to receive additional shares of the common stock of Akid pursuant to the Employment Agreement, dated December 10, 2004, as amended on August 1, 2005, among Dr. Kanovsky, Akid, and the Delaware Mazal, a subsidiary of Akid. Pursuant to such employment agreement, Dr. Kanovsky is employed by the Delaware Mazal and is entitled to receive as partial compensation 200,000 shares of common stock of Akid for each three months he is employed by the Delaware Mazal, up to a total of 600,000 shares of the common stock of Akid.
(4) On August 1, 2005, Akid authorized the issuance to Chaim J. Lieberman of 1,800,000 shares of its common stock in consideration for his services rendered to the Delaware Mazal, a subsidiary of Akid, pursuant to an Employment Agreement, dated December 10, 2004, as amended on August 1, 2005, among Mr. Lieberman, Akid, and the Delaware Mazal. Pursuant to such employment agreement, Mr. Lieberman is also entitled to receive 500,000 shares of the common stock of Akid each time that the Delaware Mazal receives an IND and 100,000 shares of Akid each time that the Delaware Mazal receives a patent. Although the issuance of such shares was authorized by Akid, only 500,000 shares have been issued because Akid does not have sufficient authorized shares to enable the issuance of the remaining shares. The shares will be issued after Akid sufficiently increasing its authorized shares of common stock.
(5) On August 1, 2005, Akid authorized the issuance to David Lieberman of 1,800,000 shares of its common stock in consideration for his services rendered to the Delaware Mazal, a subsidiary of Akid, pursuant to an Employment Agreement, dated December 10, 2004, as amended on August 1, 2005, among Mr. Lieberman, Akid, and the Delaware Mazal. Although the issuance of such shares was authorized by Akid, they have not been issued because Akid does not have sufficient authorized shares to enable their issuance. The shares will be issued after Akid sufficiently increasing its authorized shares of common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 6, 2005, Akid issued to James B. Wiegand 500,000 shares of its common stock in consideration for the services he rendered to Akid during his appointment as Chief Executive Officer of Akid from 2003 to June 6, 2005.

On June 6, 2005, Akid issued to Max Gould 500,000 shares of its common stock in consideration for his prior services to Akid.

Advanced Plant Pharmaceuticals, Inc., Akid's majority shareholder, is subleasing to Akid office space of approximately 2,500 square feet located at 43 West 33rd Street, New York, NY 10001 at a monthly rate of $750 pursuant to a one-year sublease.

On August 1, 2005, Akid authorized the issuance of 600,000 shares of its common stock to Dr. Mechael Kanovsky, the Chief Executive Officer and a director of Akid, in consideration for his services rendered to the Delaware Mazal, a subsidiary of Akid, pursuant to an Employment Agreement, dated December 10, 2004, as amended on August 1, 2005, among Dr. Kanovsky, Akid, and the Delaware Mazal. Pursuant to such employment agreement, Dr. Kanovsky is employed by the Delaware Mazal, and is entitled to receive as partial compensation an additional 200,000 shares of common stock of Akid for each three months he is employed by the Delaware Mazal, up to a total of 600,000 shares of the common stock of Akid. Dr. Kanovsky is also entitled to receive 100,000 shares of the common stock of Akid each time that the Delaware Mazal receives an IND or a patent. The shares were authorized to be issued under Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated by the Securities and Exchange Commission.

On August 1, 2005, Akid authorized the issuance of 1,800,000 shares of its common stock to Sam Berkowitz, the Secretary of Akid, in consideration for his services rendered to the Delaware Mazal, a subsidiary of Akid, pursuant to an Employment Agreement, dated December 10, 2004, as amended on August 1, 2005, among Mr. Berkowitz, Akid, and the Delaware Mazal. The shares were authorized to be issued under Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated by the Securities and Exchange Commission.

                              CHANGE IN ACCOUNTANTS

Akid recently changed its principal independent accountants. On August 12, 2005, Akid dismissed Cordovano and Honeck LLP (the "Former Accountant") from serving as Akid's principal independent accountants. On August 12, 2005, Akid retained Meyler & Co. (the "New Accountant") as its new principal independent accountants. The decision to change accountants was recommended and approved by Akid's Board of Directors. Representatives of such firms will not be present at the Meeting and are not expected to be available to respond to questions. Representatives of such firms will have the opportunity to make a statement at the Meeting should they desire to do so.

The Former Accountant

The reports of the Former Accountant on the financial statements for either of the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during Registrant's two most recent fiscal years and through August 12, 2005, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within Akid's two most recent fiscal years nor through August 12, 2005.

The New Accountant

During Akid's two most recent fiscal years and through August 12, 2005: (1) Akid did not consult the New Accountant regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements; (2) neither a written report nor oral advice was provided to Akid by the New Accountant that they concluded was an important factor considered by Akid in reaching a decision as to the accounting, auditing or financial reporting issue; and (3) Akid did not consult the New Accountant regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

                              STOCKHOLDER PROPOSALS

Shareholders of Akid may submit proposals to be considered for shareholder action at the Special Meeting of Shareholders if they do so in accordance with applicable regulations of the SEC and the laws of the State of Colorado. In order to be considered for inclusion in the Proxy Statement for the meeting, the Secretary must receive proposals no later than ____________, 2005. Shareholder proposals should be addressed to the Secretary, Akid Corporation, 43 West 33rd Street, New York, NY 10001.

As of the date of this proxy statement, Akid knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to Akid will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Akid's Current Reports on Form 8-K filed with the Securities and Exchange Commission on June 9, 2005 and August 12, 2005 and on August __, 2005 are incorporated herein by reference. You may request a copy of any of these filings, at no cost, by writing or telephoning us at the following address:

Akid.com, Inc.
43 West 33rd Street
New York, NY 10001.
(212) 695-3334

                                      By Order of the Board of Directors,

_________ __, 2005                    Mechael Kanovsky, Chief Executive Officer

Appendices

Appendix A        Financial Statements
Appendix B        Plan and Agreement of Merger
Appendix C        Colorado Code
Appendix D        Articles of Incorporation of Akid Corporation

                                      PROXY
                                AKID CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                                      _______ _, 2005

         The undersigned, a stockholder of Akid Corporation (the "Company"), does hereby appoint Mechael Kanovsky, as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Stockholders of the Company to be held on ______ _, 2005, at 10:00 a.m., at the offices of the Company, located at 43 West 33rd Street, New York, NY 10001 (the "Special Meeting"), to represent the undersigned at the Special Meeting, and there to vote all the shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting, in any manner and with the same effect as if the undersigned were personally present at the Special Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

         The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

         The shares represented by this Proxy shall be voted in the following manner:

                                   FOR        AGAINST         WITHHOLD
-------------------------          ---        -------         --------

REINCORPORATION IN NEVADA          [ ]          [ ]

CHANGE IN NAME                     [ ]          [ ]

INCREASE IN AUTHORIZED CAPITAL     [ ]          [ ]

AUTHORIZATION OF PREFRRED STOCK    [ ]          [ ]

         The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

         NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

         PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned: _________________________________

Dated: ____________________                ____________________________________
                                            Signature

                                            ------------------------------------
                                            Name (typed or printed)

                                            ------------------------------------
                                            Address

Dated: ____________________                 ____________________________________
                                            Signature

                                            ------------------------------------
                                            Name (typed or printed)

                                            ------------------------------------
                                            Address

                                   APPENDIX A

                              FINANCIAL STATEMENTS

                                AKID CORPORATION

                          AUDITED FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

CONTENTS
---------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm            Page    F1

Consolidated Balance Sheet                                                 F2

Consolidated Statement of Operations                                       F3

Consolidated Statement of Cash Flows                                       F4

Consolidated Statement of Stockholders' Deficit                            F5

Notes to Consolidated Financial Statements                                 F6

                              MEYLER & COMPANY, LLC
                          CERTIFIED PUBLIC ACCOUNTANTS
                                  ONE ARIN PARK
                                 1715 HIGHWAY 35
                              MIDDLETOWN, NJ 07748

             Report of Independent Registered Public Accounting Firm

To the Board of Directors
AKID Corporation

We have audited the accompanying consolidated balance sheet of AKID Corporation as of December 31, 2004 and the related consolidated statements of operations, stockholders' deficit, and cash flows for the period May 18, 2004 (Inception) to December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004 and the results of its operations and its cash flows for the period May 18, 2004 (inception) to December 31, 2004 in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the consolidated financial statements, the Company has incurred net losses of $15,438 since inception, has no working capital, a stockholders' deficit of $12,765 at December 31, 2004, and there are existing uncertain conditions the Company faces relative to its ability to obtain capital and operate successfully. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note A. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                                                       /s/ Meyler & Company, LLC

Middletown, NJ
August 17, 2005


                                      F 1

                                AKID CORPORATION

                           CONSOLIDATED BALANCE SHEET
                                December 31, 2004

                                     ASSETS

INTANGIBLE ASSETS                                                      $ 50,700
                                                                       --------
         Total Assets                                                  $ 50,700
                                                                       ========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accrued expenses                                                    $    633
   Accrued salaries                                                      12,100
                                                                       --------
         Total Current Liabilities                                       12,733

LONG-TERM DEBT
   Due to Advanced Plant Pharmaceutical, Inc.                            50,732
STOCKHOLDERS' DEFICIT
    Preferred stock, par value $0.001 authorized
     10,000,000 shares, none issued and outstanding
    Common stock authorized 20,000,000
     shares; no par value; issued and outstanding
      20,000,000 shares                                                   2,673
    Accumulated deficit                                                 (15,438)
                                                                       --------
         Total Stockholders' Deficit                                    (12,765)
                                                                       --------
         Total Liabilities and Stockholders' Deficit                   $ 50,700
                                                                       ========

                 See accompanying notes to financial statements.


                                      F 2

                                AKID CORPORATION

                      CONSOLIDATED STATEMENT OF OPERATIONS
          For the Period May 18, 2004 (Inception) to December 31, 2004

COSTS AND EXPENSES
   Operating expenses                                              $     13,466
   Stock based compensation                                                 312
                                                                   ------------
         Total Costs and Expenses                                        13,778
                                                                   ------------

NET LOSS                                                           $    (13,778)
                                                                   ============

NET LOSS PER COMMON SHARE
   (BASIC AND DILUTED)
                                                                   $      (0.01)

WEIGHTED AVERAGE COMMON
   SHARES OUTSTANDING                                                27,410,000
                                                                   ============

                 See accompanying notes to financial statements.


                                      F 3

                                AKID CORPORATION

                      CONSOLIDATED STATEMENT OF CASH FLOWS
          For the Period May 18, 2004 (Inception) to December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                            $(13,778)
   Adjustments to reconcile net loss to cash flows used
     in operating activities:
       Stock based compensation                                             312
       Accrued expenses                                                     633
       Accrued salaries                                                  12,100
                                                                       --------
           Net Cash Flows Used in Operating Activities                     (733)
                                                                       --------

CASH FLOWS FROM FINANCING ACTIVITIES
   Advances from Advanced Plant Pharmaceutical, Inc.                        733
                                                                       --------
           Net Cash Flows provided by Financing Activities                  733
                                                                       --------

INCREASE (DECREASE) IN CASH

CASH, BEGINNING OF PERIOD
                                                                       --------

CASH, END OF PERIOD                                                           $
                                                                       ========

SUPPLEMENTAL CASH FLOW INFORMATION:
   Amount due to Advanced Plant Pharmaceutical, Inc.
     for technology rights                                             $ 50,000
                                                                       ========

   Issuance of common stock for technology rights                      $    700
                                                                       ========

                 See accompanying notes to financial statements.


                                      F 4

                                AKID CORPORATION

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT
          For the Period May 18, 2004 (Inception) to December 31, 2004

                                                   Common Stock              Additional                          Total
                                          ----------------------------        Paid in        Accumulated     Stockholders'
                                             Shares           Amount          Capital          Deficit          Deficit
                                          ------------------------------------------------------------------------------
Mazel Plant Pharmaceuticals, Inc.          10,130,000      $     1,013                                       $     1,013
                                          -----------      -----------                                       -----------
   Total Mazel Plant Pharmaceuticals,
      Inc. prior to reverse merger         10,130,000            1,013                                             1,013

Reverse Merger
   Merger with AKID Corporation
     Cancellation of Mazel Plant
     Pharmaceuticals, Inc. common
     stock                                (10,130,000)          (1,013)     $     1,013
   Equity of AKID Corporation               1,230,000            2,673           25,840     $   (28,513)
   Issuance of 20,000,000 shares
     in exchange for 7,000,000 shares
     of Mazel                              20,000,000
   Issuance of 6,180,000 shares in
     exchange for 3,130,000 shares
     of Mazel                               6,180,000
   Capitalization of AKID net loss                                              (26,853)         26,853

Net loss for the period May 18, 2004
   (inception) to December 31, 2004                                                             (13,778)         (13,778)
                                          -----------      -----------      -----------     -----------      -----------

Balance, December 31, 2004                 27,410,000      $     2,673      $               $   (15,438)     $   (12,765)
                                          ===========      ===========      ===========     ===========      ===========

                 See accompanying notes to financial statements.


                                      F 5

                                AKID CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Nature of Business

      Mazel Plant Pharmaceutical, Inc. (the "Company") has the technology rights to develop, manufacture and distribute three products, specifically, plant based compositions designed to treat elevated cholesterol, leukemia and Alzheimer 's disease.

      Reverse Merger

      On June 6, 2005, AKID Corporation (hereafter referred to as "AKID") entered into a stock exchange agreement with Advanced Plant Pharmaceuticals, Inc. ("APPI") to acquire 7,000,000 shares of the company's common stock in exchange for 20,000,000 shares of AKID common stock. AKID also acquired 3,130,000 shares of the company's outstanding shares in exchange for 6,180,000 shares of its common stock. In connection with the merger, the company became a wholly owned subsidiary of AKID. Prior to the merger, AKID was a non-operating "shell" corporation. Pursuant to Securities and Exchange Commission rules, the merger of a private operating company Mazel Plant Pharmaceutical, Inc. into a non-operating public shell corporation, with nominal net assets, is considered a capital transaction. At the time of the merger, the officers and directors of AKID resigned and were replaced with the officer and directors of the Company. For Financial Statement presentation, the merger has been reflected in the Financial Statements as though it occurred on December 31, 2004. The historical statements prior to December 31, 2004 are those of Mazel Plant Pharmaceutical, Inc. Since the merger is a recapitalization and not a business combination, pro forma information is not presented.

      Going Concern

      As shown in the accompanying financial statements, the Company has incurred net losses of $15,438 since inception, has no working capital, and a stockholders' deficit of $12,765 at December 31, 2004. Management's plans include the raising of capital through the equity markets to fund future operations, seeking additional acquisitions, and the generating of revenue through its business. Failure to raise adequate capital and generate adequate sales revenues could result in the Company having to curtail or cease operations. Additionally, even if the Company does raise sufficient capital to support its operating expenses and generate adequate revenues, there can be no assurances that the revenue will be sufficient to enable it to develop business to a level where it will generate profits and cash flows from operations. These matters raise substantial doubt about the Company's ability to continue as a going concern. However, the accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

      Cash Equivalents

      For purposes of reporting cash flows, cash equivalents include investment instruments purchased with a maturity of three months or less.


                                      F 6

                                AKID CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Net Loss Per Common Share

      The Company computes per share amounts in accordance with Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share". SFAS No. 128 requires presentation of basic and diluted EPS. Basic EPS is computed by dividing the income (loss) available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of common stock and common stock equivalents outstanding during the period.

      Consolidated Financial Statements

      The consolidated financial statements include the Company and its wholly owned subsidiary. All significant intercompany transactions and balances have been eliminated in consolidation.

      Stock-Based Compensation

      SFAS No. 123, "Accounting for Stock-Based Compensation" prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires employee compensation expense to be recorded (1) using the fair value method or (2) using the intrinsic value method as prescribed by accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and related interpretations with pro forma disclosure of what net income and earnings per share would have been if the Company adopted the fair value method. The Company accounts for employee stock based compensation in accordance with the provisions of APB
      25. For non-employee options and warrants, the company uses the fair value method as prescribed in SFAS 123.

      Business Combinations and Goodwill

      In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, "Business Combinations". SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method.

      In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets", which the Company adopted during 2004. SFAS No. 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairment of goodwill.


                                      F 7

                                AKID CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2004

NOTE  A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Business Combinations and Goodwill (Continued)

      In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 changes the accounting for long-lived assets to be held and used by eliminating the requirement to allocate goodwill to long-lived assets to be tested for impairment, by providing a probability weighted cash flow estimation approach to deal with situations in which alternative courses of action to recover the carrying amount of possible future cash flows and by establishing a primary-asset approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for long-lived assets to be held and used. SFAS No. 144 changes the accounting for long-lived assets to be disposed of other than by sale by requiring that the depreciable life of a long-lived asset to be abandoned be revised to reflect a shortened useful life and by requiring the impairment loss to be recognized at the date a long-lived asset is exchanged for a similar productive asset or distributed to owners in a spin-off if the carrying amount of the asset exceeds its fair value. SFAS No 144 changes the accounting for long-lived assets to be disposed of by sale by requiring that discontinued operations no longer be recognized at a net realizable value basis (but at the lower of carrying amount or fair value less costs to sell), by eliminating the recognition of future operating losses of discontinued components before they occur, and by broadening the presentation of discontinued operations in the income statement to include a component of an entity rather than a segment of a business. A component of an entity comprises operations and cash flows that can be clearly distinguished operationally, and for financial reporting purposes, from the rest of the entity.

NOTE B - TECHNOLOGY RIGHTS

      The technology rights include the rights to develop, manufacture, and distribute plant based compositions designed to treat elevated cholesterol, leukemia, and Alzheimer's disease. The Company acquired these rights from Advanced Plant Pharmaceuticals, Inc. (hereafter referred to as "APPI") for stock and a note payable aggregating $50,700. APPI is deemed to be an affiliate of the Company.

NOTE C - RELATED PARTY TRANSACTIONS

      The Company is indebted to Advanced Plant Pharmaceuticals, Inc. for $50,732 for the technology rights as discussed in Note B to the Financial Statements. The advances are non-interest bearing and have no definitive repayment dates.

NOTE D - INCOME TAXES

      The Company has adopted Financial Accounting Statement SFAS No. 109, Accounting for Income Taxes. Under this method, the Company recognizes a deferred tax liability or asset for temporary differences between the tax basis of an asset or liability and the related amount reported on the financial statements. The principal types of differences, which are measured at the current tax rates, are net operating loss carry forwards. At December 31, 2004, these differences resulted in a deferred tax asset of approximately $2,100. SFAS No. 109 requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Since realization is not assured, the Company has recorded a valuation allowance for the entire deferred tax asset, and the accompanying financial statements do not reflect any net asset for deferred taxes at December 31, 2004.


                                      F 8

                                AKID CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2004

NOTE D - INCOME TAXES (CONTINUED)

      The Company's net operating loss carry forwards amounted to approximately $14,000 at December 31, 2004, which will expire through 2024.

NOTE E - COMMITMENTS AND CONTINGENCIES

      In December 2004, the Company entered into five different employment contracts, three of which expire in 2006 and two which expire in 2007 and 2009. The contracts call for minimum salaries of $182,400 with escalations and issuances of stock for employee achievements.

NOTE F - STOCKHOLDERS' EQUITY

      As discussed in the Reverse Merger (see Note A to the Financial Statements), the exchange of Mazel shares for AKID, caused the Company to exceed the authorized shares. For Financial Statement purposes, the Financial Statements have been prepared as though they were issued.

NOTE G - SUBSEQUENT EVENTS

      In March 2005, the Company issued 50,000 shares of its common stock to an employee for achievements reached. The shares were valued at .0001 per share.

      In April 2005, the Company sold 50,000 shares of its common stock under a private placement at $0.40 per share.

      In April 2005, the Company issued 90,000 shares of its common stock to consultants for services rendered. The shares were valued at $0.065 per share and will be recorded as stock based compensation.

      In June 2005, the Company issued 3,800,000 shares of its common stock under a private placement. The shares were sold at $0.065 per share.

      In June 2005, the Company issued 1,600,000 shares of its common stock to consultants for services rendered in connection with the reverse merger. The shares have registration rights. The shares are being valued at $0.065 per share and will be recorded as stock based compensation.


                                      F 9

                                   APPENDIX B

                          PLAN AND AGREEMENT OF MERGER
                                       OF
                                AKID CORPORATION
                            (a Colorado corporation)
                                       AND
                        MAZAL PLANT PHARMACEUTICALS, INC.
                             (a Nevada corporation)

      PLAN AND AGREEMENT OF MERGER entered into on June ____, 2005 by Akid Corporation, a Colorado corporation ("Akid"), and approved by resolution adopted by its Board of Directors on said date, and entered into on June ___, 2005, by Mazal Plant Pharmaceutical, Inc., a Nevada corporation ("Mazal"), and approved by resolution adopted by its Board of Directors on said date.

      WHEREAS, Akid is a business corporation of the State of Colorado;

      WHEREAS, Mazal is a business corporation of the State of Nevada;

      WHEREAS, Mazal is the wholly-owned subsidiary of Akid:

      WHEREAS, the Colorado Business Corporation Act permits a merger of a business corporation of the State of Colorado with and into a business corporation of another jurisdiction;

      WHEREAS, Akid does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of a merger with and into a business corporation of the State of Nevada; and

      WHEREAS, Akid and Mazal and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Akid with and into Mazal (the "Merger") pursuant to the provisions of the Colorado Business Corporation Act and pursuant to the provisions of the Nevada Revised Statutes upon the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Akid and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Mazal and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Plan and Agreement of Merger set forth.

      1. Akid shall, pursuant to the provisions of the Colorado Business Corporation Act and to the provisions of the Nevada Revised Statutes, be merged with and into Mazal, which shall be the surviving corporation from and after the effective time of the Merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under the name "Mazal Plant Pharmaceuticals, Inc." pursuant to the provisions of the Nevada Revised Statutes. The separate existence of Akid, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the Colorado Business Corporation Act.

      2. The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

      3. The present By-Laws of the surviving corporation will be the By-Laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

      4. The directors and officers in office of the surviving corporation at the effective time of the Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

      5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one
(1) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

      6. Stockholders of the terminating corporation shall continue to have rights to notices, distributions or voting with respect to the surviving corporation, and shall receive certificates representing shares of the surviving corporation upon tender of certificates representing shares of the terminating corporation for exchange.

      7. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation, each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one
(1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

      8. In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Colorado Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the Nevada Revised Statutes, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Colorado and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Colorado and the State of Nevada and elsewhere to effectuate the Merger herein provided for.

      9. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the Merger herein provided for.

      10. The effective time of this Plan and Agreement of Merger, and the time at which the Merger herein agreed shall become effective in the State of Colorado and the State of Nevada, shall be on the last to occur of:

      (a) the approval of this Plan and Agreement of Merger by the stockholders of the terminating corporation in accordance with the Colorado Business Corporation Act; or

      (b) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Nevada Revised Statutes, is filed with the Secretary of State of the State of Nevada; or

      (c) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Colorado Revised Statutes, is filed with the Secretary of State of the State of Colorado.

      11. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

      12. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Colorado and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of Akid and the stockholders of Mazal, no such amendment may (a) change the rate of exchange for any shares of Akid or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Akid; (b) any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of Akid or Mazal.

            IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties hereto.

Dated:   _____________________

                                AKID CORPORATION
                                a Colorado corporation

                                By:      _______________________
                                Mechael Kanovsky, Chief Executive Officer

                                MAZAL PLANT PHARMACEUTICALS, INC.
                                a Nevada corporation

                                By:      _______________________
                                Mechael Kanovsky, Chief Executive Officer

                                   APPENDIX C

7-113-101.        Definitions.

     For purposes of this article:

      (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

      (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

      (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

      (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

      (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

      (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

      (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

      Source: L. 93: Entire article added, p. 813, ss. 1, effective July 1,
1994.

      7-113-102. Right to dissent.

      (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

            (a) Consummation of a plan of merger to which the corporation is a party if:

                  (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

                  (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

            (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

            (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

            (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102
(2).

      (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

            (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

            (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

            (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

      (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

            (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

            (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

            (c) Cash in lieu of fractional shares; or

            (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

      (2) (Deleted by amendment, L. 96, p. 1321, ss. 30, effective June 1,
1996.)

      (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

      (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

      (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

      Source: L. 93: Entire article added, p. 814, ss. 1, effective July 1, 1994. L. 96: Entire section amended, p. 1321, ss. 30, effective June 1.

      7-113-103. Dissent by nominees and beneficial owners.

      (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

      (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

            (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

            (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

      (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

      Source: L. 93: Entire article added, p. 815, ss. 1, effective July 1,
1994.

      7-113-201. Notice of dissenters' rights.

      (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

      (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

      Source: L. 93: Entire article added, p. 816, ss. 1, effective July 1, 1994. L. 96: Entire section amended, p. 1323, ss. 31, effective June 1.

      7-113-202. Notice of intent to demand payment.

      (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

            (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

            (b) Not vote the shares in favor of the proposed corporate action.

      (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

      (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

      Source: L. 93: Entire article added, p. 816, ss. 1, effective July 1, 1994. L. 96: IP(1) and (2) amended, p. 1323, ss. 32, effective June 1.

      7-113-203. Dissenters' notice.

      (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

      (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

            (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

            (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

            (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

            (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

            (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

            (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

            (g) Be accompanied by a copy of this article.

      Source: L. 93: Entire article added, p. 817, ss. 1, effective July 1,
1994.

      7-113-204. Procedure to demand payment.

      (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

            (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

            (b) Deposit the shareholder's certificates for certificated shares.

      (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

      (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

      (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

      Source: L. 93: Entire article added, p. 817, ss. 1, effective July 1,
1994.

      7-113-205. Uncertificated shares.

      (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

      (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

      Source: L. 93: Entire article added, p. 818, ss. 1, effective July 1,
1994.

      7-113-206. Payment.

      (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

      (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

            (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

            (b) A statement of the corporation's estimate of the fair value of the shares;

            (c) An explanation of how the interest was calculated;

            (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

            (e) A copy of this article.

      Source: L. 93: Entire article added, p. 818, ss. 1, effective July 1,
1994.

      7-113-207. Failure to take action.

      (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

      (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

      Source: L. 93: Entire article added, p. 819, ss. 1, effective July 1,
1994.

      7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

      (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

      (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

      Source: L. 93: Entire article added, p. 819, ss. 1, effective July 1,
1994.

      7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

      (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

            (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

            (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

            (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

      (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

      Source: L. 93: Entire article added, p. 820, ss. 1, effective July 1,
1994.

                                   APPENDIX D

                          ARTICLES OF INCORPORATION OF

                        MAZEL PLANT PHARMACEUTICALS, INC.

            I, the person hereinafter named as incorporator, for the purpose of associating to establish a corporation, under the provisions and subject to the requirements of Title 7, Chapter 78 of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, do hereby adopt and make the following Articles of Incorporation:

            FIRST: The name of the corporation (hereinafter called the corporation) is Mazal Plant Pharmaceuticals, Inc.

            SECOND: The name of the corporation's resident agent in the State of Nevada is CSC Services of Nevada, Inc., and the street address of the said resident agent where process may be served on the corporation is 502 East John Street, Carson City 89706. The mailing address and the street address of the said resident agent are identical.

            THIRD:

            (a) The total number of shares of stock which the Corporation shall have authority to issue is One Hundred One Million (101,000,000) which shall consist of (i) One Hundred Million (100,000,000) shares of common stock, no par value per share (the "Common Stock"), and (ii) One Million (1,000,000) shares of preferred stock, no par value per share (the "Preferred Stock").

            (b) The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designation, relative rights, preferences or limitations, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (the "Board"), subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board being hereby expressly vested with authority to adopt any such resolution or resolutions. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination or fixing of the following:

            (i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board increasing such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board;

            (ii) The dividend rate of such series, the conditions and time upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of Stock or series thereof, or any other series of the same class, and whether such dividends shall be cumulative or non-cumulative;

            (iii) The conditions upon which the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

            (iv) Whether or not the shares of the series shall be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

            (v) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

            (vi) Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

            (vii) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or upon the distribution of assets of the Corporation; and

            (viii) Any other powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the Board may deem advisable and as shall not be inconsistent with the provisions of this Articles of Incorporation.

            (c) The holders of shares of the Preferred Stock of each series shall be entitled to receive, when and as declared by the Board, out of funds legally available for the payment of dividends, dividends (if any) at the rates fixed by the Board for such series before any cash dividends shall be declared and paid or set apart for payment, on the Common Stock with respect to the same dividend period.

            (d) The holders of shares of the Preferred Stock of each series shall be entitled, upon liquidation or dissolution or upon the distribution of the assets of the Corporation, to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation.

            FOURTH: The governing board of the corporation shall be styled as a "Board of Directors", and any member of said Board shall be styled as a "Director."

            The number of members constituting the first Board of Directors of the corporation is two; and the name and the post office box or street address, either residence or business, of each of said members are as follows:

         NAME                                ADDRESS
         ----                                -------

         Mechael Kanovsky                    43 West 33 Street, NY, NY 10001

         Sam Berkowitz                       43 West 33 Street, NY, NY 10001

            The number of directors of the corporation may be increased or decreased in the manner provided in the Bylaws of the corporation; provided, that the number of directors shall never be less than one. In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

            FIFTH: The name and the post office box or street address, either residence or business, of the incorporator signing these Articles of Incorporation are as follows:

         NAME                                          ADDRESS
         ----                                          -------

         Corporate Services                            Carson City, Nevada

            SIXTH: The corporation shall have perpetual existence.

            SEVENTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented. Any repeal or amendment of this Article by the stockholders of the Corporation shall be prospective.

            EIGHTH: The corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

            NINTH: The nature of the business of the corporation and the objects or the purposes to be transacted, promoted, or carried on by it are to engage in any lawful activity.

            TENTH: The corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.